UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2018

LILIS ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada     000-35330         74-3231613
(State or other jurisdiction of                                  (I.R.S. Employer
incorporation)    (Commission File Number)             Identification Number)

1800 Bering Drive, Suite #510
Houston, TX 77057
(Address of principal executive office, including zip code)
(817) 585-9001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01    Regulation FD Disclosure.

On October 10, 2018, Lilis Energy, Inc. ("Lilis" or the "Company") issued a press release announcing that the Company has entered into a Second Amended and Restated Senior Secured Revolving Agreement (the "Second Senior Credit Agreement") by and among the Company, certain subsidiaries of the Company party thereto as guarantors, and BMO Harris Bank, N.A., as Administrative Agent; SunTrust Bank, as Syndication Agent; Capital One, National Association, as Documentation Agent; and Credit Suisse AG (collectively, BMO Harris Bank, N.A., SunTrust Bank, Capital One, N.A. and Credit Suisse AG being the "Lenders"); and BMO Capital Markets Corp. and SunTrust Robinson Humphrey, Inc., in their capacity as Joint Lead Arranger. Pursuant to the Second Senior Credit Agreement, the aggregate maximum credit amount being offered by the Lenders is $500,000,000 and is secured by substantially all of the Company’s assets.

The Second Senior Credit Agreement provides, among other things, for a senior secured reserve based revolving credit facility with an initial borrowing base of $95 million. The Company also announced the exchange of approximately $68 million of the existing second lien term debt to equity, in connection with the Second Senior Credit Agreement.

A copy of the press release and financing overview are furnished as Exhibit 99.1 and 99.2 hereto.

The information furnished under this Item 7.01, including the accompanying Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any subsequent filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as specifically stated in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number    Description
99.1    Press Release dated October 10, 2018
99.2    Financing Overview

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2018                    LILIS ENERGY, INC.

By:    /s/Joseph C. Daches
Joseph C Daches
President, Chief Financial Officer & Treasurer